Exhibit 99.2

The relentless pursuit of better January 2016

Safe Harbor Statement This presentation contains, and our officers may make, “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as ‘‘anticipate,’’ ‘‘expect,’’ ‘‘suggests,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ ‘‘estimates,’’ ‘‘targets,’’ ‘‘projects,’’ ‘‘should,’’ ‘‘could,’’ ‘‘would,’’ ‘‘may,’’ ‘‘will,’’ ‘‘forecast,’’ and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. These and other important factors may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Such risks and other factors that may impact management’s beliefs and assumptions are more particularly described in our filings with the U.S. Securities and Exchange Commission (the “SEC”). As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

Introductions and Presenters CFO since October 2012 CFO of RCS/Media Monitors CFO of BT Radianz Vice President and Global Controller of RSL Communications CEO since June 2009 President of Empire BlueCross BlueShield SVP and Chief Marketing and Product Officer at WellPoint Director of Service Strategy and other roles at Oxford Health Plans General Manager of Business Messaging at Mail.com Mark Hirschhorn EVP & CFO 3+ years Jason Gorevic President & CEO 6+ years

Company Highlights

First and Largest Telehealth Solution (~70% Share)[1]

Growing Underpenetrated Market with an Estimated 548mm Annual Patient Visits & $29bn TAM[2]

Disruptive Care Delivery Model with High Clinical Quality

Delivering Significant, Measurable ROI

Value for All Constituents: Payor / Employer; Member / Employee & Provider

Attractive Business Model with Strong Revenue Growth and Substantial Opportunity to Scale

(1) Share based on total telehealth 2015E visits. Depicts share only among top four players. Calculated by dividing Teladoc 2015 total visits of 575K by the sum of all combined visits for Teladoc, MDLive, American Well and Doctor on Demand for calendar year 2015. Visit counts for competitors represent management estimates.
(2) Represents ambulatory care market ($17bn) and behavioral health market ($12bn).

4 I Copyright 2015 Teladoc Inc.

TELADOC.

~97% Revenue CAGR 2013 to 2015 6,000+ Total Clients 200+ Fortune 1000 Clients ~40 Fortune 1000 Clients added since July IPO 26 Health Plan Clients 70%-74% 119% 135% 67% Revenue ($M)(1) Visits (000s) Teladoc at a Glance 77%-78% 92% +70% Gross Margins Tremendous Revenue & Visit Growth (1) Figures for the 2015 periods represent a preliminary, unaudited range of $77.0M to $77.5M and $22.0M to $22.5M for FY 2015 and Q4 2015, respectively. $20M $44M $77M - $77.5M $13M $22M - $22.5M 2013 2014 2015 Est. Q4 '14 Q4 '15 Est. 127K 299K 575K 110K 184K 2013 2014 2015 Q4 '14 Q4 '15

1 According to a 2010 report from the Centers for Disease Control and Prevention (CDC); includes visits in the United States per year, including those at primary care offices, hospital emergency rooms, outpatient clinics and other settings 2 33% based on Teladoc's internal estimates / assessment of conditions listed in the CDC report. According to a Deloitte report “eVisits: The 21st Century Housecall,” of the 600 million annual visits to general practitioner offices in the US and Canada, about 50% are treatable through telehealth; 3 Based on Teladoc estimates for average cost of a telehealth visit (does not include PMPM fees or premium pricing for new products) 4 Total Addressable visits from AHRQ, 2012 report including only outpatient provider offices; Addressable via Telehealth and $89 Weighted average price based on CDC report and methodology described in footnote 1 and Oliver Wyman report 33% estimated treatable through telehealth2 Up to $40 cost per telehealth visit3 $17bn TAM Ambulatory Care market 78% estimated treatable through telehealth 131 million visits ~$89 per telehealth visit3 $12bn TAM4 Behavioral Health market 417 million visits Current Telehealth Penetration 1.25 billion ambulatory care visits1 168 million annual addressable visits Large and Under Penetrated Markets Contribution from Behavioral Health market increases TAM to $29bn

Industry and Teladoc Maturity Industry Massively Underpenetrated Today Continue to Grow Membership Drive Utilization Leverage Operating Expenses Teladoc Profitable Before Industry Reaches Maturity Industry is significantly underpenetrated with opportunity for long-term, sustainable growth Market less than 0.5% penetrated1 417M Addressable Visits2 Based on projection for 2015 virtual visits provided by the American Telemedicine Association. ATA’s projection divided by Teladoc’s calculation of 417M addressable visits. Ambulatory visits only.

Telehealth Landscape

	# of Visits	Share[1]	Mode of Visit	Monetization	Doc Network
TELADOC	575k+	~70%	Choice of Video or Phone	Access Fee ("PEPM")	2,900 MD, BH, Derm professionals
MDLIVE	125k – 150k	~15%	Choice of Video or Phone	Access Fee ("PEPM") or License Fee	2,300 MD, BH professionals
amwell	60k – 80k	~10%	Video Only	License or Other Fee	MD, BH and dieticians
Dr DOCTOR ON DEMAND	<50k	~5%	Video Only	Visit Fee Only	1,500 MD, Psych, and other

Teladoc is larger than all top three competitors combined

~5% of market[1] operates without subscription / license fee

[1] Share based on total telehealth 2015E visits. Depicts share only among top four players. Calculated by dividing Teladoc 2015 total visits of 575K by the sum of all combined visits for Teladoc, MDLive, American Well and Doctor on Demand for calendar year 2015. Visit counts for competitors represent management estimates.

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Copyright 2015 Teladoc Inc.

TELADOC.

Product Portfolio Overview Health Plans Employers Health Systems & Hospitals Consumers Comprehensive product portfolio serves key healthcare stakeholders General Medical Behavioral and Mental Health Dermatology Smoking Cessation Sexual Health Pediatrics

Sustainable Differentiation + + ROI Consumer Engagement & Utilization Invest Access Fee (PEPM) = Network structure Clinical capabilities Scalable and integrated technology Robust capabilities and Access Fee (PEPM) investment deliver significant and measurable ROI to Clients +

Access Fee Investment Drives ROI

Significant and consistent growth in Access Fee Per Member (PEPM) funds greater growth in Utilization

Access Fee Per Member ("PEPM")[1]



~34% PEPM CAGR
$0.45
$0.20
PEPM increased every quarter
2013
2014
2015

Utilization[1]



~40% Utilization CAGR
5%
2%
2013
2014
2015

Utilization growing faster than Access Fee per Member (PEPM)

[1] Calculated on an LTM basis. PEPM calculated as total Access Fee Revenue during a twelve month period divided by average number of Members during the same period. Utilization calculated as total Visits during a twelve month period divided by average number of Members during the same period.

11 | Copyright 2015 Teladoc Inc.

TELADOC.

Continuous Investment in Consumer Engagement

Consumer engagement is a multi-year effort. Continued investment of Access Fee drives year-over-year increases in utilization

Utilization Case Study
Small / Medium Employer Channel


~2x rate of utilization in 2013 account cohort vs. new 2015 account cohort
<6%
9%
11%+
2015 Cohort
2014 Cohort
2013 Cohort

Visits Growing Faster than Membership
Driven by Access Fee Investment


Visits grew faster than Membership in every quarter
Visit Growth: ~110% CAGR
Membership Growth: 40%+ CAGR
Three Year CAGR

Utilization Increases with Long Term Investment in Consumer Engagement…

→ 65%+ of Members have been with TDOC less than 3 years

12 I Copyright 2015 Teladoc Inc.

TELADOC.

Employers Health Plans Health Systems Serving Leading Customers Over 6,000+ clients including 200+ Fortune 1000 companies and 26 health plans, plus health systems and other entities

Recent Client Wins ~40 Fortune 1000 Clients added since IPO

Provider Customers 60+ Hospitals and Health Systems

Teladoc Growth Strategies New Accounts & Channels Existing Health Plans Increase Utilization Direct to Consumer Government payors In-Network Referrals 2nd Opinion & Specialty Advice Diabetes, CVD New Consult Types Lab Testing Expansion Sleep Medicine Platform-as-a-Service (Provider) EHR Integrations Mobile Apps / Hubs Biometric and Other Connected Devices At-Home Tests Home Care Post Discharge and Readmission Prevention Wellness / Screening Chronic Care Caregiver Expand Footprint / Penetration Expand Specialties Expand Scope of Products & Services Expand Clinical Use Cases

Regulatory Landscape and IP Regulatory Environment During 2015, over a dozen states and the federal government passed laws or rules favorable to telehealth. More are coming in 2016 Seven consecutive court victories in Texas for Teladoc Politico reports that FTC is investigating TMB’s conduct We believe the TMB may adopt a new rule regarding cross coverage (Rule 177.18). It is unclear whether the rule will apply to Teladoc, but if it does, we will include it in our federal lawsuit We are hopeful for positive action during the 2017 Texas legislative session Intellectual Property Teladoc has filed three petitions with the U.S. Patent Office seeking to invalidate patents held by a competitor. Teladoc believes the patents are clearly invalid and filed the petitions proactively, without any allegation of infringement Patent Office decisions are expected during Q4 of 2016 and during 2017 In response to Teladoc’s Patent Office petitions, the competitor filed an infringement lawsuit. Teladoc has filed a motion to dismiss, which is pending for decision

Visits Revenue 575,000+ (92% y-o-y growth) $77.0 – $77.5 million (Est.) (77% – 78% y-o-y growth) 2015 Year End(1) 2016 Full Year Guidance 860,000 – 900,000 (50% – 57% y-o-y growth) $116 million – $122 million (50% – 58% y-o-y growth) 2015 Year End Update and 2016 Guidance (1) Figures for the 2015 period are preliminary and unaudited. Represents Company estimates and forecasts

Company Highlights

First and Largest Telehealth Solution (~70% Share)[1]

Growing Underpenetrated Market with an Estimated 548mm Annual Patient Visits & $29bn TAM[2]

Disruptive Care Delivery Model with High Clinical Quality

Delivering Significant, Measurable ROI

Value for All Constituents: Payor / Employer; Member / Employee & Provider

Attractive Business Model with Strong Revenue Growth and Substantial Opportunity to Scale

(1) Share based on total telehealth 2015E visits. Depicts share only among top four players. Calculated by dividing Teladoc 2015 total visits of 575K by the sum of all combined visits for Teladoc, MDLive, American Well and Doctor on Demand for calendar year 2015. Visit counts for competitors represent management estimates.
(2) Represents ambulatory care market ($17bn) and behavioral health market ($12bn).

19 Copyright 2015 Teladoc Inc.

TELADOC.

APPENDIX

Simple, Convenient and Intuitive 1 REGISTER 2 REQUEST & CONNECT 3 4 VISIT & RESOLVE 5

Phone is a Critical Component of Telehealth Source: iTriage consumer survey, September 2015. 27 question survey made available to all active users on iOS and Android between July 2015 and August 2015. Ages 18-75+, 43% of respondents between 45 and 64 years of age. 1 24 years old and younger. Consumers of All Ages Prefer Phone to Video Young Consumers Strongly Prefer Phone to Video1 65+ Prefer Phone to All Other Media Teladoc offers on-demand video, web and phone to address all consumer needs